                                                                    EXHIBIT 99.3





                        IMC HOME EQUITY LOAN OWNER TRUST
                      HOME EQUITY LOAN ASSET BACKED NOTES
                                 SERIES 1998-4

DISTRIBUTION:  JULY 1998 - JANUARY 1999                                Page #1




--------------------------------------------------------------------------------------------------------------------------------
   ORIGINAL         BEGINNING                                                   ENDING              OVER-            ENDING
     NOTE            NOTE         PRINCIPAL       INTEREST        TOTAL          NOTE          COLLATERALIZATION      LOAN
    BALANCE         BALANCE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTION     BALANCE             AMOUNT           BALANCE
--------------------------------------------------------------------------------------------------------------------------------
 600,000,000.00  600,000,000.00  79,508,164.37  18,921,357.11  98,429,521.48  520,491,835.63     12,338,498.07    532,830,333.70
================================================================================================================================




                          FACTOR INFORMATION PER $1,000                               NOTE RATES
             -------------------------------------------------------        ------------------------------
                 PRINCIPAL        INTEREST            ENDING NOTE            INIT NOTE       CURR NOTE
               DISTRIBUTION      DISTRIBUTION            BALANCE                 RATE            RATE
             -------------------------------------------------------        ------------------------------
               132.51360728       31.53559518         867.48639272            5.81625%      5.72063%
             =======================================================        ==============================




                IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:






                                 THOMAS ROLLAUER
                         THE CHASE MANHATTAN BANK - ASPG
                        450 WEST 33RD STREET, 15TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3881











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